 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2023

Catalyst Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Blvd Suite 120 South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 871-0761

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CBIO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Catalyst Biosciences, Inc., a Delaware corporation (“Catalyst”), is filing this Current Report on Form 8-K to provide certain financial information in connection with the proposed business combination transaction among Catalyst, GNI USA, Inc., a Delaware corporation (“GNI USA”), GNI Group Ltd., a company incorporated under the laws of Japan with limited liability (“GNI Japan”), GNI Hong Kong Limited, a company incorporated under the laws of Hong Kong with limited liability (“GNI Hong Kong”), Shanghai Genomics, Inc., a company organized under the laws of the People’s Republic of China (“SG” and collectively with GNI USA, GNI Japan and GNI Hong Kong, the “Contributors”), the individuals listed on an annex thereto (collectively, the “Minority Holders”), and Continent Pharmaceuticals Inc., a Cayman Islands company limited by shares (“CPI”), pursuant to that certain Business Combination Agreement, dated December 26, 2022, as amended on March 29, 2023 (the “Business Combination Agreement”).  The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Catalyst will acquire an indirect controlling interest in Beijing Continent Pharmaceuticals Co., Ltd., a company organized under the laws of the People’s Republic of China (“BC”).

This Current Report on Form 8-K includes the unaudited interim condensed consolidated financial statements of BC as of and for the six months ended June 30, 2023.

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Where You Can Find Additional Information
In connection with the proposed business combination transaction contemplated by the Business Combination Agreement, Catalyst filed a definitive proxy statement with the Securities and Exchange Commission (the “Commission”) that includes other relevant documents concerning the proposed transaction.  YOU ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE CONTRIBUTORS, THE MINORITY HOLDERS AND CPI AND THE PROPOSED TRANSACTION.  The proxy statement was first mailed to Catalyst’s stockholders on or about July 20, 2023. The proxy statement and the other documents filed with the Commission may also be obtained free of charge at the Commission’s website, www.sec.gov.  In addition, you may obtain free copies of the proxy statement and the other documents filed by Catalyst with the Commission by requesting them in writing from Catalyst Biosciences, Inc. at 611 Gateway Blvd., Suite 120, South San Francisco, California 94080.

Catalyst, the Contributors, the Minority Holders and CPI and their respective directors and executive officers may be deemed under the rules of the Commission to be participants in the solicitation of proxies.  Information about Catalyst’s directors and executive officers and their ownership of Catalyst’s common stock is set forth in Catalyst’s proxy statement on Schedule 14A filed on July 20, 2023 with the Commission.  This document may be obtained free of charge from the sources indicated above.  Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in the proxy statement, as amended from time to time.  Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the proxy statement and other relevant materials filed with the Commission.

Forward-Looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology.  These statements include, but are not limited to, the benefits of the business combination transaction involving Catalyst, the Contributors, the Minority Holders and CPI, including the combined company’s future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of Catalyst’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results and the timing of events to differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the Contributions (as defined in the Business Combination Agreement) are not satisfied, including the failure to timely obtain stockholder approval for the transactions contemplated by the Business Combination Agreement, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions contemplated by the Business Combination Agreement and the ability of each of Catalyst, the Contributors, the Minority Holders and CPI to consummate the proposed Contributions, as applicable; (iii) risks related to Catalyst’s ability to manage its operating expenses and expenses associated with the proposed transactions contemplated by the Business Combination Agreement; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions contemplated by the Business Combination Agreement; (v) unexpected costs, charges or expenses resulting from the purchase of the Contributions; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Contributions; (vii) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance the product candidates and preclinical programs of Catalyst; and (viii) risks associated with the possible failure to realize certain anticipated benefits of the Contributions, including with respect to future financial and operating results.  Additional risks and factors are identified under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on March 30, 2023 and subsequent reports filed with the Commission, and identified under “Risk Factors” in the proxy statement.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature.  Neither the Contributors, the Minority Holders or CPI undertakes an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise.

Item 9.01	Exhibits.

(a) Financial Statements of Business Acquired

The unaudited interim condensed consolidated financial statements of BC as of and for the six months ended June 30, 2023, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited interim condensed consolidated financial statements of Beijing Continent as of and for the six months ended June 30, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: August 14, 2023	By:	/s/ Nassim Usman, Ph.D.
	Name:	Nassim Usman, Ph.D.
	Title:	President and Chief Executive Officer